UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 10, 2014 (July 7, 2014)

EFACTOR GROUP CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-51569	84-1598154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Avenue of the Americas, Suite 5060

New York, NY 10036

(Address of Principal Executive Offices)

(650) 380-8280

(Issuer’s telephone number)

425 2nd Street, Suite 100

San Francisco, CA 94107

(Previous Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by EFactor Group Corp. (the “Company”) with the Securities and Exchange Commission on July 10, 2014 (the “Original Form 8-K”) disclosing the acquisition of GroupCard BV (“GroupCard”) by the Company. This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of GroupCard and to present certain unaudited pro forma financial information in connection with the Company’s business combination with GroupCard, which financial statements and unaudited pro forma information are filed as exhibits hereto. All of the other items in the Original Form 8-K remain the same and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of GroupCard as of and for the years ended December 31, 2013 and 2012, and the unaudited consolidated financial statements of GroupCard as of and for the six months ended June 30, 2014 and 2013, are attached as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements of the Company, giving effect to the Company’s acquisition of GroupCard are attached as Exhibit 99.4 and incorporated herein by reference.

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2014;

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013;

(iii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2014.

(d)	Exhibits.

Exhibit No.	Description

99.1*	Press release dated July 2, 2014.

99.2	Audited Consolidated Financial Statements of GroupCard for the years ended December 31, 2013 and 2012.

99.3	Unaudited Consolidated Financial Statements of GroupCard as of and for the six months ended June 30, 2014 and June 30, 2013.

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements.

*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2015

EFACTOR GROUP CORP.

By:	/s/ Adriaan Reinders
Name: Adriaan Reinders
Title: Chief Executive Officer